U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2012

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	03-0606420
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

27680 Franklin Rd., Southfield, MI 48034
(248) 223-9160

(Address, including zip code and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 28, 2012, Diversified Restaurant Holdings Inc. (“DRH” or the “Company”)  filed, with the Securities and Exchange Commission, a Current Report on Form 8-K dated September 25, 2012 (the “Form 8-K”), in conjunction with the acquisition of substantially all of the assets of Crown Wings, Inc., Brewsters, Inc., Valpo Wings, Inc., Buffaloville Wings, Inc., and Hammond Wings, Inc., each an Indiana corporation, and Homewood Wings, Inc., Cal City Wings, Inc., Lansing Wings, Inc., and Lincoln Park Wings, Inc., each an Illinois corporation (collectively, the “Acquired Entities”). The acquired assets consist of eight Buffalo Wild Wings restaurants operating in Indiana and Illinois and the right to develop a ninth Buffalo Wild Wings restaurant.

This Current Report on Form 8–K/A (the "Form 8-K/A") amends Item 9.01 of the Form 8–K to present certain financial statements of the Acquired Entities and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of substantially all of the assets of the Acquired Entities, which financial statements and unaudited pro forma financial information are filed as exhibits hereto. This Form 8–K/A should be read in conjunction with the Form 8–K.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited combined balance sheets of Brewsters, Inc., Buffaloville, Inc., Cal City Wings, Inc., Crown Wings, Inc., Lansing Wings Inc., Lincoln Park Wings, Inc., Hammond Wings, Inc., Valpo Wings, Inc., and Homewood Wings, Inc. as of December 31, 2011 and 2010 and the related combined statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2011 and 2010 and the notes to combined financial statements related thereto are filed as part of Exhibit 99.1 to this Form 8-K/A.

The unaudited combined balance sheet of Brewsters, Inc., Buffaloville, Inc., Cal City Wings, Inc., Crown Wings, Inc., Lansing Wings Inc., Lincoln Park Wings, Inc., Hammond Wings, Inc., Valpo Wings, Inc., and Homewood Wings, Inc. as of September 30, 2012 and the related unaudited combined statements of operations, stockholders’ equity, and cash flows for the three quarters ended September 30, 2012 and 2011 and the notes to combined financial statements related thereto are filed as part of Exhibit 99.1 to this Form 8-K/A.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements with respect to the transaction are filed as Exhibit 99.2 to this Form 8-K/A.

(d)           Exhibits

Exhibit Number	Description
99.1
Audited combined balance sheets of Brewsters, Inc., Buffaloville, Inc., Cal City Wings, Inc., Crown Wings, Inc., Lansing Wings Inc., Lincoln Park Wings, Inc., Hammond Wings, Inc., Valpo Wings, Inc., and Homewood Wings, Inc. as of December 31, 2011 and 2010 and the related combined statements of  operations, stockholders’ equity, and cash flows for the years ended December 31, 2011 and 2010 and the notes to combined financial statements related thereto and the unaudited combined balance sheet of Brewsters, Inc., Buffaloville, Inc., Cal City Wings, Inc., Crown Wings, Inc., Lansing Wings Inc., Lincoln Park Wings, Inc., Hammond Wings, Inc., Valpo Wings, Inc., and Homewood Wings, Inc. as of  September 30, 2012 and the related unaudited combined statements of operations and stockholders’ equity for the three quarters ended September 30, 2012 and 2011 and the notes to combined financial statements related thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Diversified Restaurant Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2012	DIVERSIFIED RESTAURANT HOLDINGS, INC.
	By:	/s/ T. Michael Ansley
T. Michael Ansley
Chairman of the Board, President, Chief Executive Officer,
and Principal Executive Officer

	By:	David G. Burke
Chief Financial Officer, Treasurer, Principal Financial
Officer, and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Audited combined balance sheets of Brewsters, Inc., Buffaloville, Inc., Cal City Wings, Inc., Crown Wings, Inc., Lansing Wings Inc., Lincoln Park Wings, Inc., Hammond Wings, Inc., Valpo Wings, Inc., and Homewood Wings, Inc. as of December 31, 2011 and 2010 and the related combined statements of  operations, stockholders’ equity, and cash flows for the years ended December 31, 2011 and 2010 and the notes to combined financial statements related thereto and the unaudited combined balance sheet of Brewsters, Inc., Buffaloville, Inc., Cal City Wings, Inc., Crown Wings, Inc., Lansing Wings Inc., Lincoln Park Wings, Inc., Hammond Wings, Inc., Valpo Wings, Inc., and Homewood Wings, Inc. as of  September 30, 2012 and the related unaudited combined statements of operations and stockholders’ equity for the three quarters ended September 30, 2012 and 2011 and the notes to combined financial statements related thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Diversified Restaurant Holdings, Inc.